UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     October 18, 2006

STERLING FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-16276	23-2449551
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

101 North Pointe Boulevard		17601-4133
Lancaster, PA

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code     (717) 581-6030

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02     Results of Operations and Financial Condition.

     On October 24, 2006, Sterling Financial Corporation (the “Corporation”) issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information contained in this Current Report on Form 8-K, pursuant to Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information set forth under this Item 2.02 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 2.06.     Material Impairments.

     As disclosed in the Corporation’s Quarterly Report on Form 10-Q for the period ended June 30, 2006, the Corporation reported that its insurance segment was underperforming and that Management was continuing to monitor the segment as well as overall trends for the insurance industry. During the third quarter of 2006, in addition to taking actions to improve the performance of this segment, Management continued to assess whether the negative trends were significant enough and/or expected to be prolonged in nature such that an appropriate evaluation should be made as to the impact, if any, to the goodwill and intangible assets related to this segment.

On October 18, 2006, the Board of Directors concluded that a material impairment charge was required under generally accepted accounting principles to write down the goodwill and intangible assets of its employee benefits insurance agency, Corporate Healthcare Strategies, LLC (“CHS”) which is the primary operating entity within the Corporation’s insurance segment. Management is finalizing its evaluation of the amount of the impairment; however, Management currently estimates the amount to be between $7.5 million and $8.5 million based on the preliminary valuation performed. Consequently, the Corporation recorded a non-cash impairment charge of $8 million ($5.2 million after-tax) in its quarter ended September 30, 2006 financial results as reported in Item 2.02 of this Current Report. Management anticipates finalizing the valuation during the 4th quarter 2006. Accordingly, the Corporation will record reductions in the carrying amount of goodwill and intangibles on its balance sheet for the period ended September 30, 2006. Management does not expect that the reduction will result in any material future cash expenditures nor does Management expect this non-cash event to have a material impact on the Corporation’s future financial results.

     The goodwill and intangible assets were initially recorded based on purchase price allocations made at the time CHS was acquired in May 2004. Since its acquisition, CHS has not contributed materially to the Corporation’s earnings or earnings per share. The impairment of goodwill and intangibles was primarily attributable to three factors: 1) a key insurance carrier vacating the small group health insurance market in 2005 thereby resulting in a decline in commission income for 2005 and 2006; 2) lower fees due to insurance customers restructuring their company’s health plans as policies renewed; and 3) employers moving from self-funded to fully-insured arrangements which negatively impacted revenues for the wholesale stop-loss insurance business line (CapRisk). Management continues to explore all strategic alternatives for the insurance business line.

     This Report on Form 8-K contains forward-looking statements that are based on current expectations and assumptions. These forward-looking statements can generally be identified as such because they included future tense or dates, or are not historical or current facts, or include words such as “believes”, “expects”, “intends”, “plans”, or words of similar import. Forward-looking statements are not guarantees of performance or outcomes and are subject to certain risks and uncertainties that could cause actual results or outcomes to differ materially from those reported, expected or anticipated as of the date of this Report.

     Among such risks and uncertainties that could cause actual results or outcomes to differ materially from those reported, expected or anticipated are the inability of the Corporation to timely complete its analysis of alternatives for the insurance line of business; general economic conditions; competition in the insurance industry; execution of the Corporation’s business strategies; market interest rates; consumer confidence levels; cyclical nature of insurance policy renewals; changes in relationships with customers; customer acceptance of existing and new products and delivery channels; and other factors that generally affect business. An additional list of risks and uncertainties related to the Corporation’s business are described in the Corporation’s Form 10-K for the fiscal year ended December 31, 2005 and in other previous filings with the Securities and Exchange Commission.

     Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Corporation does not undertake any obligation to update or revise publicly any forward-looking statements to reflect information, events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Item 7.01.     Regulation FD Disclosure.

     Sterling Financial Corporation announced today its divestiture, on October 19, 2006, of CapRisk, the underwriting and stop-loss insurance division of Corporate Healthcare Strategies, LLC. The wholesale reinsurance business was not core to the Corporation’s insurance line and did not match the Corporation’s relationship-oriented business model. The estimated write-down of the goodwill and intangible assets related to CapRisk is included in the disclosures under Items 2.02 and 2.06. Cairnstone, Inc., a Managing General Underwriter and provider of stop-loss insurance products with its principal offices in Miami, FL, acquired the assets of the CapRisk business line.

     The letter to shareholders, which is attached as Exhibit 99.2 to this Current Report on Form 8-K, includes background, financial and strategic information about Sterling Financial Corporation.

     The information contained in the letter to shareholders attached hereto as Exhibit 99.2 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Sterling Financial Corporation press release dated October 24, 2006

99.2	Sterling Financial Corporation letter to shareholders identified in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

Date: October 24, 2006	By:	/s/ J. Roger Moyer, Jr.

J. Roger Moyer, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit		Page Number in Manually
		Signed Original

99.1	Sterling Financial Corporation press release dated October 24, 2006	7

99.2	Sterling Financial Corporation letter to shareholders	16